SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 27, 2004

GUARANTY BANCSHARES, INC.
 (Exact name of registrant as specified in its charter)

Texas	0-23113	75-1656431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Arkansas
Mount Pleasant, Texas		75455
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (903) 572-9881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          Guaranty Bancshares, Inc. (the “Company”) announced on September 21, 2004 that Johnny O. Conroy has been appointed to the Company’s Board of Directors.  Mr. Conroy, President of Conroy Ford Tractor, Inc. has served on the Board of Directors of Guaranty Bond Bank since February 17, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCSHARES, INC.

Dated: September 27, 2004	By:	/s/ CLIFTON A PAYNE

Clifton A. Payne
Senior Vice President and Chief Financial Officer